U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K-A
                                (Amendment No. 2)



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED: July 23, 1999


                           Commission File No. 0-25357


                               TRAVELNOW.COM INC.
                               ------------------
                 (Name of Small Business Issuer in Its Charter)


           Florida                                        59-3391244
           -------                                        ----------
(State of Other Jurisdiction of             (I.R.S. Employer Identification No.)
 Incorporation or Organization)

             318 Park Central East, Suite 306, Springfield, MO 65806
             -------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                 (417) 864-3600
                                 --------------
                (Issuer's Telephone Number, Including Area Code)


                             SENTRY ACCOUNTING, INC.
               321 N. Kentucky Avenue, Suite 1, Lakeland, FL 33801
               ---------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last year.)

Item 4. Changes in Registrant's Certifying Accountant
-----------------------------------------------------

     The firm of Deloitte & Touche, LLP, Little Rock, Arkansas, independent auditors of TravelNow prior to the merger outlined in Item 1 of this Form 8K, will serve as the independent auditors of the registrant. The independent auditors of the registrant prior to the merger, Guida & Jimenez, P.A., Tampa, Florida, resigned effective with the closing of the merger on July 23, 1999. The principal accountant's report on the registrant's financial statements provided by Guida & Jimenez, P.A. for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Also, during the registrant's last two most recent fiscal years and the subsequent interim period preceding the resignation of Guida & Jimenez, P.A., there were no disagreements with the accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure. The decision to change accountants was recommended and approved by the Board of Directors of the registrant.

Item 7. Exhibits
----------------

16.01     Letter regarding Change in Certifying Accountant.


SIGNATURES
----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August  9, 1999

                                            TRAVELNOW.COM INC.

                                            By: /s/ Jeff Wasson
                                            -------------------
                                            Jeff Wasson, President